                                UNITED STATIONERS INC.
                                MANAGEMENT EQUITY PLAN


                         AMENDMENT TO STOCK OPTION AGREEMENT



    This amendment ("Amendment") to the Stock Option Agreement (as defined below) is made and entered into as of the 1st day of June, 1997, between United Stationers Inc., a Delaware corporation (the "Company"), and Michael D. Rowsey (the "Optionee").


                                 W I T N E S S E T H


    WHEREAS, the Company and the Optionee entered into a stock option letter agreement dated January 31, 1992, as amended on March 30, 1995 and on September 29, 1995 (the "Stock Option Agreement");

    WHEREAS, under the Stock Option Agreement, the Company granted the Optionee an option to purchase 33,558.28 shares (as adjusted) of the Company's common stock, $.10 par value, ("Common Stock") and an option to purchase up to an additional 12,476.28 shares (as adjusted) of Common Stock (subject to certain conditions) under the United Stationers Inc. Management Equity Plan (the "Plan") at an exercise price of $1.45 per share (as adjusted) in accordance with the terms of the Stock Option Agreement (the "Option");

    WHEREAS, the Company, United Stationers Supply Co. and the Optionee made and entered into an employment agreement as of June 1, 1997 (the "Employment Agreement"); and

    WHEREAS, in connection with the Employment Agreement, the Company and the Optionee have agreed to amend the Stock Option Agreement to reflect the provisions of the Employment Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows and effective as of the date first written above, the Stock Option Agreement is hereby amended as follows:


    1.   Section 3 is hereby amended in its entirety to read as follows:

         3.   TERMINATION OF EMPLOYMENT.  Upon termination of employment:

         (a) If termination for good cause, as defined in the Plan, all unexercised Options will immediately terminate; notwithstanding the preceding clause and as provided in Section 6(g) of the Plan, during the period that the employment agreement by and among you, the Company, and United Stationers Supply Co. made and entered into as of June 1, 1997 (the "Employment Agreement") is in effect, the definition of good cause under this Section 3(a) shall be the same definition as the definition of Cause under the Employment Agreement.

         (b) If termination is the result of voluntary termination, death, permanent disability, retirement, or at the election of the Company, before the Event, the nonvested shares will terminate as provided in Section 2(d) above. Notwithstanding the preceding sentence and as provided in Section 6(g) of the Plan, during the period that the Employment Agreement is in effect, if your employment is terminated pursuant to Section 11(d), 11(e) or 11(f) of the Employment Agreement, or if you voluntarily terminate your employment without Good Reason (as defined in the Employment Agreement), other than a termination of your employment due to death or Disability (as defined in the Employment Agreement), during the period beginning on the 180th day following the date of a Change in Control of Supply (as defined in the Employment Agreement) and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Option will terminate at the earlier of (i) the end of the
         Section 11(d) Severance Period or the Section 11(e) Severance Period (each as defined in the Employment Agreement), as applicable, or (ii) upon expiration of the Option as provided in
         Section 2(d) above.

    2. Section 5 of the Stock Option Agreement is hereby deleted in its entirety.

    3. Section 8 of the Stock Option Agreement is hereby amended by adding a new Section 8(c) to read as follows:

         (c) The Company intends that all shares received by you upon the exercise of the Option shall be subject to an effective Form S-8 under the Securities Act.

    4. All other terms and conditions of the Stock Option Agreement shall remain in full force and effect.

    5. This Amendment may be executed in separate counterparts, and when so executed such counterparts shall constitute one instrument.

            [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be made and executed as of the date first written above.


                        UNITED STATIONERS INC.:



                        By: /s/Frederick B. Hegi, Jr.
                           ---------------------------------------
                             Frederick B. Hegi, Jr.
                             Chairman of the Board


                            /s/Michael D. Rowsey
                           ---------------------------------------
                             Michael D. Rowsey

                                UNITED STATIONERS INC.
                                MANAGEMENT EQUITY PLAN


                         AMENDMENT TO STOCK OPTION AGREEMENT



    This amendment ("Amendment") to the Stock Option Agreement (as defined below) is made and entered into as of the 1st day of June, 1997, between United Stationers Inc., a Delaware corporation (the "Company"), and Michael D. Rowsey (the "Optionee").


                                 W I T N E S S E T H


    WHEREAS, the Company and the Optionee entered into a stock option letter agreement dated October 2, 1995 (the "Stock Option Agreement");

    WHEREAS, under the Stock Option Agreement, the Company granted the Optionee an option to purchase 15,000 shares (as adjusted) of the Company's common stock, $.10 par value, under the United Stationers Inc. Management Equity Plan (the "Plan") at an exercise price of $5.12 per share (as adjusted) in accordance with the terms of the Stock Option Agreement (the "Option");

    WHEREAS, the Option was subject to the approval by the Company's stockholders of amendments to the Plan and such amendments have been approved by the Company's stockholders;

    WHEREAS, the Company, United Stationers Supply Co. and the Optionee made and entered into an employment agreement as of June 1, 1997 (the "Employment Agreement"); and

    WHEREAS, in connection with the Employment Agreement, the Company and the Optionee have agreed to amend the Stock Option Agreement to reflect the provisions of the Employment Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows and effective as of the date first written above, the Stock Option Agreement is hereby amended as follows:


    1. Paragraph (5)(a) is hereby amended by adding a new clause after the first clause of paragraph (5)(a) to read as follows:

         notwithstanding the preceding clause and as provided in Section 6(g) of the Plan, during the period that the employment agreement by and among you, the Company, and United Stationers Supply Co. made and entered into as of June 1, 1997 (the "Employment Agreement") is in effect, the definition of good cause under this Paragraph (5)(a) shall be the same definition as the definition of Cause under the Employment Agreement.

    2. Paragraph (5)(d) is hereby amended by adding a new sentence after the first sentence of paragraph (5)(d) to read as follows:

         Notwithstanding the preceding sentence and as provided in Section 6(g) of the Plan, during the period that the Employment Agreement is in effect, if your employment is terminated pursuant to
         Section 11(d), 11(e) or 11(f) of the Employment Agreement, or if you voluntarily terminate your employment without Good Reason (as defined in the Employment Agreement), other than a termination of your employment due to death or Disability (as defined in the Employment Agreement), during the period beginning on the 180th day following the date of a Change in Control of Supply (as defined in the Employment Agreement) and ending on the 3rd anniversary of the date of such Change in Control of Supply, the option will terminate at the earlier of (i) the end of the
         Section 11(d) Severance Period (as defined in the Employment Agreement) or the Section 11(e) Severance Period (as defined in the Employment Agreement), as applicable, or (ii) upon expiration of this option as provided in paragraph (4) above.

    3. Paragraph (13) of the Stock Option Agreement is hereby amended by adding a new paragraph 13(f) to read as follows:

         (f) The Company intends that all shares received by you upon the exercise of the option shall be subject to an effective Form S-8 under the Securities Act of 1933, as amended.

    4. All other terms and conditions of the Stock Option Agreement shall remain in full force and effect.

    5. This Amendment may be executed in separate counterparts, and when so executed such counterparts shall constitute one instrument.

            [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be made and executed as of the date first written above.


                        UNITED STATIONERS INC.:



                        By: /s/Frederick B. Hegi, Jr.
                           ---------------------------------------
                             Frederick B. Hegi, Jr.
                             Chairman of the Board


                            /s/Michael D. Rowsey
                           ---------------------------------------
                             Michael D. Rowsey

                                UNITED STATIONERS INC.
                                MANAGEMENT EQUITY PLAN


                         AMENDMENT TO STOCK OPTION AGREEMENT



    This amendment ("Amendment") to the Stock Option Agreement (as defined below) is made and entered into as of the 1st day of June, 1997, between United Stationers Inc., a Delaware corporation (the "Company"), and Michael D. Rowsey (the "Optionee").


                                 W I T N E S S E T H


    WHEREAS, the Company and the Optionee entered into a stock option letter agreement dated October 2, 1995 (the "Stock Option Agreement");

    WHEREAS, under the Stock Option Agreement, the Company granted the Optionee an option to purchase 105,000 shares (as adjusted) of the Company's common stock, $.10 par value, under the United Stationers Inc. Management Equity Plan (the "Plan") at an exercise price of $12.50 per share (as adjusted) subject to increase by $.625 per share (as adjusted) on April 1, 1996 and on the first day of each calendar quarter thereafter in accordance with the terms of the Stock Option Agreement (the "Option");

    WHEREAS, the Option was subject to the approval by the Company's stockholders of amendments to the Plan and such amendments have been approved by the Company's stockholders;

    WHEREAS, the Company, United Stationers Supply Co. and the Optionee made and entered into an employment agreement as of June 1, 1997 (the "Employment Agreement"); and

    WHEREAS, in connection with the Employment Agreement, the Company and the Optionee have agreed to amend the Stock Option Agreement to reflect the provisions of the Employment Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows and effective as of the date first written above, the Stock Option Agreement is hereby amended as follows:


    1. Paragraph (5)(a) is hereby amended by adding a new clause after the first clause of paragraph (5)(a) to read as follows:

         notwithstanding the preceding clause and as provided in Section 6(g) of the Plan, during the period that the employment agreement by and among you, the Company, and United Stationers Supply Co. made and entered into as of June 1, 1997 (the "Employment Agreement") is in effect, the definition of good cause under this Paragraph (5)(a) shall be the same definition as the definition of Cause under the Employment Agreement.

    2. Paragraph (5)(d) is hereby amended by adding a new sentence after the first sentence of paragraph (5)(d) to read as follows:

         Notwithstanding the preceding sentence and as provided in Section 6(g) of the Plan, during the period that the Employment Agreement is in effect, if your employment is terminated pursuant to
         Section 11(d), 11(e) or 11(f) of the Employment Agreement, or if you voluntarily terminate your employment without Good Reason (as defined in the Employment Agreement), other than a termination of your employment due to death or Disability (as defined in the Employment Agreement), during the period beginning on the 180th day following the date of a Change in Control of Supply (as defined in the Employment Agreement) and ending on the 3rd anniversary of the date of such Change in Control of Supply, the option will terminate at the earlier of (i) the end of the
         Section 11(d) Severance Period (as defined in the Employment Agreement) or the Section 11(e) Severance Period (as defined in the Employment Agreement), as applicable, or (ii) upon expiration of this option as provided in paragraph (4) above.

    3. Paragraph (13) of the Stock Option Agreement is hereby amended by adding a new paragraph 13(f) to read as follows:

         (f) The Company intends that all shares received by you upon the exercise of the option shall be subject to an effective Form S-8 under the Securities Act of 1933, as amended.

    4. All other terms and conditions of the Stock Option Agreement shall remain in full force and effect.

    5. This Amendment may be executed in separate counterparts, and when so executed such counterparts shall constitute one instrument.

            [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be made and executed as of the date first written above.


                        UNITED STATIONERS INC.:



                        By: /s/Frederick B. Hegi, Jr.
                           ---------------------------------------
                             Frederick B. Hegi, Jr.
                             Chairman of the Board


                            /s/Michael D. Rowsey
                           ---------------------------------------
                             Michael D. Rowsey

                                UNITED STATIONERS INC.
                                MANAGEMENT EQUITY PLAN


                         AMENDMENT TO STOCK OPTION AGREEMENT



    This amendment ("Amendment") to the Stock Option Agreement (as defined below) is made and entered into as of the 1st day of June, 1997, between United Stationers Inc., a Delaware corporation (the "Company"), and Michael D. Rowsey (the "Optionee").


                                 W I T N E S S E T H


    WHEREAS, the Company and the Optionee entered into a stock option letter agreement dated January 31, 1996 (the "Stock Option Agreement");

    WHEREAS, under the Stock Option Agreement, the Company granted the Optionee an option to purchase 50,000 shares of the Company's common stock, $.10 par value, under the United Stationers Inc. Management Equity Plan (the "Plan") at an exercise price of $1.45 per share in accordance with the terms of the Stock Option Agreement (the "Option");

    WHEREAS, the Option was subject to the approval by the Company's stockholders of amendments to the Plan and such amendments have been approved by the Company's stockholders;

    WHEREAS, the Company, United Stationers Supply Co. and the Optionee made and entered into an employment agreement as of June 1, 1997 (the "Employment Agreement"); and

    WHEREAS, in connection with the Employment Agreement, the Company and the Optionee have agreed to amend the Stock Option Agreement to reflect the provisions of the Employment Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows and effective as of the date first written above, the Stock Option Agreement is hereby amended as follows:


    1. Paragraph (3)(c) is hereby amended by replacing the first sentence of paragraph (3)(c) with the following sentence to read as follows:

         Notwithstanding the provisions of paragraphs (3)(a) and (3)(b) above, on the occurrence of a transaction or group of transactions (an "Event") that cause the Sponsor Holders (as defined below) to realize a return of Liquid Proceeds (as defined below) at least equal to their Common Stock Investment (as defined below), 100 percent of the 50,000 Option Shares under the Option shall become Vested Shares without further action by the Board of Directors (other than as described in this paragraph
         (3)(c) below), and you may exercise the Option to purchase some or all of the Option Shares (but not for fractional shares) at any time or times after the occurrence of an Event.

    2. Paragraph (3)(c) is hereby amended by adding the words "timely and promptly" after the word "shall" in the last sentence of paragraph (3)(c).

    3. Paragraph (4)(a) is hereby amended by adding a new clause after the first clause of paragraph (4)(a) to read as follows:

         notwithstanding the preceding clause and as provided in Section 6(g) of the Plan, during the period that the employment agreement by and among you, the Company, and United Stationers Supply Co. made and entered into as of June 1, 1997 (the "Employment Agreement") is in effect, the definition of good cause under this
         Section 3(a) shall be the same definition as the definition of Cause under the Employment Agreement.

    4. Paragraph (4)(b) is hereby amended by replacing the phrase "as provided in paragraph (4) above" with the phrase "as provided in paragraph (3) above".

    5. Paragraph (4)(b) is hereby amended by adding a new sentence after the first sentence of paragraph (4)(b) to read as follows:

         Notwithstanding the preceding sentence and as provided in Section 6(g) of the Plan, during the period that the Employment Agreement is in effect, if your employment is terminated pursuant to
         Section 11(d), 11(e) or 11(f) of the Employment Agreement, or if you voluntarily terminate your employment without Good Reason (as defined in the Employment Agreement), other than a termination of your employment due to death or Disability (as defined in the Employment Agreement), during the period beginning on the 180th day following the date of a Change in Control of Supply (as defined in the Employment Agreement) and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Option will terminate at the earlier of (i) the end of the
         Section 11(d) Severance Period or the Section 11(e) Severance Period (each as defined in the Employment Agreement), as applicable, or (ii) upon expiration of the Option as provided in paragraph (3)(d) above.

    6. Paragraph (6) of the Stock Option Agreement is hereby deleted in its entirety.

    7. Paragraph (11) of the Stock Option Agreement is hereby amended by adding a new paragraph (11)(f) to read as follows:

         (f) The Company intends that all shares received by you upon the exercise of the Option shall be subject to an effective Form S-8 under the Securities Act of 1933, as amended.

    8. All other terms and conditions of the Stock Option Agreement shall remain in full force and effect.

    9. This Amendment may be executed in separate counterparts, and when so executed such counterparts shall constitute one instrument.

    IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be made and executed as of the date first written above.



                        UNITED STATIONERS INC.:



                        By: /s/Frederick B. Hegi, Jr.
                           ---------------------------------------
                             Frederick B. Hegi, Jr.
                             Chairman of the Board


                            /s/Michael D. Rowsey
                           ---------------------------------------
                             Michael D. Rowsey

                                UNITED STATIONERS INC.
                                MANAGEMENT EQUITY PLAN


                         AMENDMENT TO STOCK OPTION AGREEMENT



    This amendment ("Amendment") to the Stock Option Agreement (as defined below) is made and entered into as of the 1st day of June, 1997, between United Stationers Inc., a Delaware corporation (the "Company"), and Daniel H. Bushell (the "Optionee").


                                 W I T N E S S E T H


    WHEREAS, the Company and the Optionee entered into a stock option letter agreement dated November 20, 1992, as amended on March 30, 1995 and on September 29, 1995 (the "Stock Option Agreement");

    WHEREAS, under the Stock Option Agreement, the Company granted the Optionee an option to purchase 32,750.9 shares (as adjusted) of the Company's common stock, $.10 par value, ("Common Stock") and an option to purchase up to an additional 6,405.8 shares (as adjusted) of Common Stock (subject to certain conditions) under the United Stationers Inc. Management Equity Plan (the "Plan") at an exercise price of $1.45 per share (as adjusted) in accordance with the terms of the Stock Option Agreement (the "Option");

    WHEREAS, the Company, United Stationers Supply Co. and the Optionee made and entered into an employment agreement as of June 1, 1997 (the "Employment Agreement"); and

    WHEREAS, in connection with the Employment Agreement, the Company and the Optionee have agreed to amend the Stock Option Agreement to reflect the provisions of the Employment Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows and effective as of the date first written above, the Stock Option Agreement is hereby amended as follows:


    1.   Section 3 is hereby amended in its entirety to read as follows:

         3.   TERMINATION OF EMPLOYMENT.  Upon termination of employment:

         (a) If termination for good cause, as defined in the Plan, all unexercised Options will immediately terminate; notwithstanding the preceding clause and as provided in Section 6(g) of the Plan, during the period that the employment agreement by and among you, the Company, and United Stationers Supply Co. made and entered into as of June 1, 1997 (the "Employment Agreement") is in effect, the definition of good cause under this Section 3(a) shall be the same definition as the definition of Cause under the Employment Agreement.

         (b) If termination is the result of voluntary termination, death, permanent disability, retirement, or at the election of the Company, before the Event, the nonvested shares will terminate as provided in Section 2(d) above. Notwithstanding the preceding sentence and as provided in Section 6(g) of the Plan, during the period that the Employment Agreement is in effect, if your employment is terminated pursuant to Section 11(d), 11(e) or 11(f) of the Employment Agreement, or if you voluntarily terminate your employment without Good Reason (as defined in the Employment Agreement), other than a termination of your employment due to death or Disability (as defined in the Employment Agreement), during the period beginning on the 180th day following the date of a Change in Control of Supply (as defined in the Employment Agreement) and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Option will terminate at the earlier of (i) the end of the
         Section 11(d) Severance Period or the Section 11(e) Severance Period (each as defined in the Employment Agreement), as applicable, or (ii) upon expiration of the Option as provided in
         Section 2(d) above.

    2. Section 5 of the Stock Option Agreement is hereby deleted in its entirety.

    3. Section 8 of the Stock Option Agreement is hereby amended by adding a new Section 8(c) to read as follows:

         (c) The Company intends that all shares received by you upon the exercise of the Option shall be subject to an effective Form S-8 under the Securities Act.

    4. All other terms and conditions of the Stock Option Agreement shall remain in full force and effect.

    5. This Amendment may be executed in separate counterparts, and when so executed such counterparts shall constitute one instrument.

            [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be made and executed as of the date first written above.


                        UNITED STATIONERS INC.:




                        By: /s/Frederick B. Hegi, Jr.
                           ---------------------------------------
                             Frederick B. Hegi, Jr.
                             Chairman of the Board



                            /s/Daniel H. Bushell
                           ---------------------------------------
                             Daniel H. Bushell

                                UNITED STATIONERS INC.
                                MANAGEMENT EQUITY PLAN


                         AMENDMENT TO STOCK OPTION AGREEMENT



    This amendment ("Amendment") to the Stock Option Agreement (as defined below) is made and entered into as of the 1st day of June, 1997, between United Stationers Inc., a Delaware corporation (the "Company"), and Daniel H. Bushell (the "Optionee").


                                 W I T N E S S E T H


    WHEREAS, the Company and the Optionee entered into a stock option letter agreement dated October 2, 1995 (the "Stock Option Agreement");

    WHEREAS, under the Stock Option Agreement, the Company granted the Optionee an option to purchase 15,000 shares (as adjusted) of the Company's common stock, $.10 par value, under the United Stationers Inc. Management Equity Plan (the "Plan") at an exercise price of $5.12 per share (as adjusted) in accordance with the terms of the Stock Option Agreement (the "Option");

    WHEREAS, the Option was subject to the approval by the Company's stockholders of amendments to the Plan and such amendments have been approved by the Company's stockholders;

    WHEREAS, the Company, United Stationers Supply Co. and the Optionee made and entered into an employment agreement as of June 1, 1997 (the "Employment Agreement"); and

    WHEREAS, in connection with the Employment Agreement, the Company and the Optionee have agreed to amend the Stock Option Agreement to reflect the provisions of the Employment Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows and effective as of the date first written above, the Stock Option Agreement is hereby amended as follows:


    1. Paragraph (5)(a) is hereby amended by adding a new clause after the first clause of paragraph (5)(a) to read as follows:

         notwithstanding the preceding clause and as provided in Section 6(g) of the Plan, during the period that the employment agreement by and among you, the Company, and United Stationers Supply Co. made and entered into as of June 1, 1997 (the "Employment Agreement") is in effect, the definition of good cause under this Paragraph (5)(a) shall be the same definition as the definition of Cause under the Employment Agreement.

    2. Paragraph (5)(d) is hereby amended by adding a new sentence after the first sentence of paragraph (5)(d) to read as follows:

         Notwithstanding the preceding sentence and as provided in Section 6(g) of the Plan, during the period that the Employment Agreement is in effect, if your employment is terminated pursuant to
         Section 11(d), 11(e) or 11(f) of the Employment Agreement, or if you voluntarily terminate your employment without Good Reason (as defined in the Employment Agreement), other than a termination of your employment due to death or Disability (as defined in the Employment Agreement), during the period beginning on the 180th day following the date of a Change in Control of Supply (as defined in the Employment Agreement) and ending on the 3rd anniversary of the date of such Change in Control of Supply, the option will terminate at the earlier of (i) the end of the
         Section 11(d) Severance Period (as defined in the Employment Agreement) or the Section 11(e) Severance Period (as defined in the Employment Agreement), as applicable, or (ii) upon expiration of this option as provided in paragraph (4) above.

    3. Paragraph (13) of the Stock Option Agreement is hereby amended by adding a new paragraph 13(f) to read as follows:

         (f) The Company intends that all shares received by you upon the exercise of the option shall be subject to an effective Form S-8 under the Securities Act of 1933, as amended.

    4. All other terms and conditions of the Stock Option Agreement shall remain in full force and effect.

    5. This Amendment may be executed in separate counterparts, and when so executed such counterparts shall constitute one instrument.

            [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be made and executed as of the date first written above.


                        UNITED STATIONERS INC.:



                        By: /s/Frederick B. Hegi, Jr.
                           ---------------------------------------
                             Frederick B. Hegi, Jr.
                             Chairman of the Board



                            /s/Daniel H. Bushell
                           ---------------------------------------
                             Daniel H. Bushell

                                UNITED STATIONERS INC.
                                MANAGEMENT EQUITY PLAN


                         AMENDMENT TO STOCK OPTION AGREEMENT



    This amendment ("Amendment") to the Stock Option Agreement (as defined below) is made and entered into as of the 1st day of June, 1997, between United Stationers Inc., a Delaware corporation (the "Company"), and Daniel H. Bushell (the "Optionee").


                                 W I T N E S S E T H


    WHEREAS, the Company and the Optionee entered into a stock option letter agreement dated January 31, 1996 (the "Stock Option Agreement");

    WHEREAS, under the Stock Option Agreement, the Company granted the Optionee an option to purchase 51,343 shares of the Company's common stock, $.10 par value, under the United Stationers Inc. Management Equity Plan (the "Plan") at an exercise price of $1.45 per share in accordance with the terms of the Stock Option Agreement (the "Option");

    WHEREAS, the Option was subject to the approval by the Company's stockholders of amendments to the Plan and such amendments have been approved by the Company's stockholders;

    WHEREAS, the Company, United Stationers Supply Co. and the Optionee made and entered into an employment agreement as of June 1, 1997 (the "Employment Agreement"); and

    WHEREAS, in connection with the Employment Agreement, the Company and the Optionee have agreed to amend the Stock Option Agreement to reflect the provisions of the Employment Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows and effective as of the date first written above, the Stock Option Agreement is hereby amended as follows:


    1. Paragraph (3)(c) is hereby amended by replacing the first sentence of paragraph (3)(c) with the following sentence to read as follows:

         Notwithstanding the provisions of paragraphs (3)(a) and (3)(b) above, on the occurrence of a transaction or group of transactions (an "Event") that cause the Sponsor Holders (as defined below) to realize a return of Liquid Proceeds (as defined below) at least equal to their Common Stock Investment (as defined below), 100 percent of the 51,343 Option Shares under the Option shall become Vested Shares without further action by the Board of Directors (other than as described in this paragraph
         (3)(c) below), and you may exercise the Option to purchase some or all of the Option Shares (but not for fractional shares) at any time or times after the occurrence of an Event.

    2. Paragraph (3)(c) is hereby amended by adding the words "timely and promptly" after the word "shall" in the last sentence of paragraph (3)(c).

    3. Paragraph (4)(a) is hereby amended by adding a new clause after the first clause of paragraph (4)(a) to read as follows:

         notwithstanding the preceding clause and as provided in Section 6(g) of the Plan, during the period that the employment agreement by and among you, the Company, and United Stationers Supply Co. made and entered into as of June 1, 1997 (the "Employment Agreement") is in effect, the definition of good cause under this
         Section 3(a) shall be the same definition as the definition of Cause under the Employment Agreement.

    4. Paragraph (4)(b) is hereby amended by replacing the phrase "as provided in paragraph (4) above" with the phrase "as provided in paragraph (3) above".

    5. Paragraph (4)(b) is hereby amended by adding a new sentence after the first sentence of paragraph (4)(b) to read as follows:

         Notwithstanding the preceding sentence and as provided in Section 6(g) of the Plan, during the period that the Employment Agreement is in effect, if your employment is terminated pursuant to
         Section 11(d), 11(e) or 11(f) of the Employment Agreement, or if you voluntarily terminate your employment without Good Reason (as defined in the Employment Agreement), other than a termination of your employment due to death or Disability (as defined in the Employment Agreement), during the period beginning on the 180th day following the date of a Change in Control of Supply (as defined in the Employment Agreement) and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Option will terminate at the earlier of (i) the end of the
         Section 11(d) Severance Period or the Section 11(e) Severance Period (each as defined in the Employment Agreement), as applicable, or (ii) upon expiration of the Option as provided in paragraph (3)(d) above.

    6. Paragraph (6) of the Stock Option Agreement is hereby deleted in its entirety.

    7. Paragraph (11) of the Stock Option Agreement is hereby amended by adding a new paragraph (11)(f) to read as follows:

         (f) The Company intends that all shares received by you upon the exercise of the Option shall be subject to an effective Form S-8 under the Securities Act of 1933, as amended.

    8. All other terms and conditions of the Stock Option Agreement shall remain in full force and effect.

    9. This Amendment may be executed in separate counterparts, and when so executed such counterparts shall constitute one instrument.

    IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be made and executed as of the date first written above.



                        UNITED STATIONERS INC.:



                        By: /s/Frederick B. Hegi, Jr.
                           ---------------------------------------
                             Frederick B. Hegi, Jr.
                             Chairman of the Board



                            /s/Daniel H. Bushell
                           ---------------------------------------
                             Daniel H. Bushell

                                UNITED STATIONERS INC.
                                MANAGEMENT EQUITY PLAN


                         AMENDMENT TO STOCK OPTION AGREEMENT



    This amendment ("Amendment") to the Stock Option Agreement (as defined below) is made and entered into as of the 1st day of June, 1997, between United Stationers Inc., a Delaware corporation (the "Company"), and Daniel H. Bushell (the "Optionee").


                                 W I T N E S S E T H


    WHEREAS, the Company and the Optionee entered into a stock option letter agreement dated October 2, 1995 (the "Stock Option Agreement");

    WHEREAS, under the Stock Option Agreement, the Company granted the Optionee an option to purchase 105,000 shares (as adjusted) of the Company's common stock, $.10 par value, under the United Stationers Inc. Management Equity Plan (the "Plan") at an exercise price of $12.50 per share (as adjusted) subject to increase by $.625 per share (as adjusted) on April 1, 1996 and on the first day of each calendar quarter thereafter in accordance with the terms of the Stock Option Agreement (the "Option");

    WHEREAS, the Option was subject to the approval by the Company's stockholders of amendments to the Plan and such amendments have been approved by the Company's stockholders;

    WHEREAS, the Company, United Stationers Supply Co. and the Optionee made and entered into an employment agreement as of June 1, 1997 (the "Employment Agreement"); and

    WHEREAS, in connection with the Employment Agreement, the Company and the Optionee have agreed to amend the Stock Option Agreement to reflect the provisions of the Employment Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows and effective as of the date first written above, the Stock Option Agreement is hereby amended as follows:


    1. Paragraph (5)(a) is hereby amended by adding a new clause after the first clause of paragraph (5)(a) to read as follows:

         notwithstanding the preceding clause and as provided in Section 6(g) of the Plan, during the period that the employment agreement by and among you, the Company, and United Stationers Supply Co. made and entered into as of June 1, 1997 (the "Employment Agreement") is in effect, the definition of good cause under this Paragraph (5)(a) shall be the same definition as the definition of Cause under the Employment Agreement.

    2. Paragraph (5)(d) is hereby amended by adding a new sentence after the first sentence of paragraph (5)(d) to read as follows:

         Notwithstanding the preceding sentence and as provided in Section 6(g) of the Plan, during the period that the Employment Agreement is in effect, if your employment is terminated pursuant to
         Section 11(d), 11(e) or 11(f) of the Employment Agreement, or if you voluntarily terminate your employment without Good Reason (as defined in the Employment Agreement), other than a termination of your employment due to death or Disability (as defined in the Employment Agreement), during the period beginning on the 180th day following the date of a Change in Control of Supply (as defined in the Employment Agreement) and ending on the 3rd anniversary of the date of such Change in Control of Supply, the option will terminate at the earlier of (i) the end of the
         Section 11(d) Severance Period (as defined in the Employment Agreement) or the Section 11(e) Severance Period (as defined in the Employment Agreement), as applicable, or (ii) upon expiration of this option as provided in paragraph (4) above.

    3. Paragraph (13) of the Stock Option Agreement is hereby amended by adding a new paragraph 13(f) to read as follows:

         (f) The Company intends that all shares received by you upon the exercise of the option shall be subject to an effective Form S-8 under the Securities Act of 1933, as amended.

    4. All other terms and conditions of the Stock Option Agreement shall remain in full force and effect.

    5. This Amendment may be executed in separate counterparts, and when so executed such counterparts shall constitute one instrument.

            [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be made and executed as of the date first written above.


                        UNITED STATIONERS INC.:



                        By: /s/Frederick B. Hegi, Jr.
                           ---------------------------------------
                             Frederick B. Hegi, Jr.
                             Chairman of the Board



                            /s/Daniel H. Bushell
                           ---------------------------------------
                             Daniel H. Bushell

                                UNITED STATIONERS INC.
                                MANAGEMENT EQUITY PLAN


                         AMENDMENT TO STOCK OPTION AGREEMENT



    This amendment ("Amendment") to the Stock Option Agreement (as defined below) is made and entered into as of the 1st day of June, 1997, between United Stationers Inc., a Delaware corporation (the "Company"), and Steven R. Schwarz (the "Optionee").


                                 W I T N E S S E T H


    WHEREAS, the Company and the Optionee entered into a stock option letter agreement dated October 2, 1995 (the "Stock Option Agreement");

    WHEREAS, under the Stock Option Agreement, the Company granted the Optionee an option to purchase 15,000 shares (as adjusted) of the Company's common stock, $.10 par value, under the United Stationers Inc. Management Equity Plan (the "Plan") at an exercise price of $5.12 per share (as adjusted) in accordance with the terms of the Stock Option Agreement (the "Option");

    WHEREAS, the Option was subject to the approval by the Company's stockholders of amendments to the Plan and such amendments have been approved by the Company's stockholders;

    WHEREAS, the Company, United Stationers Supply Co. and the Optionee made and entered into an employment agreement as of June 1, 1997 (the "Employment Agreement"); and

    WHEREAS, in connection with the Employment Agreement, the Company and the Optionee have agreed to amend the Stock Option Agreement to reflect the provisions of the Employment Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows and effective as of the date first written above, the Stock Option Agreement is hereby amended as follows:


    1. Paragraph (5)(a) is hereby amended by adding a new clause after the first clause of paragraph (5)(a) to read as follows:

         notwithstanding the preceding clause and as provided in Section 6(g) of the Plan, during the period that the employment agreement by and among you, the Company, and United Stationers Supply Co. made and entered into as of June 1, 1997 (the "Employment Agreement") is in effect, the definition of good cause under this Paragraph (5)(a) shall be the same definition as the definition of Cause under the Employment Agreement.

    2. Paragraph (5)(d) is hereby amended by adding a new sentence after the first sentence of paragraph (5)(d) to read as follows:

         Notwithstanding the preceding sentence and as provided in Section 6(g) of the Plan, during the period that the Employment Agreement is in effect, if your employment is terminated pursuant to
         Section 11(d), 11(e) or 11(f) of the Employment Agreement, or if you voluntarily terminate your employment without Good Reason (as defined in the Employment Agreement), other than a termination of your employment due to death or Disability (as defined in the Employment Agreement), during the period beginning on the 180th day following the date of a Change in Control of Supply (as defined in the Employment Agreement) and ending on the 3rd anniversary of the date of such Change in Control of Supply, the option will terminate at the earlier of (i) the end of the
         Section 11(d) Severance Period (as defined in the Employment Agreement) or the Section 11(e) Severance Period (as defined in the Employment Agreement), as applicable, or (ii) upon expiration of this option as provided in paragraph (4) above.

    3. Paragraph (13) of the Stock Option Agreement is hereby amended by adding a new paragraph 13(f) to read as follows:

         (f) The Company intends that all shares received by you upon the exercise of the option shall be subject to an effective Form S-8 under the Securities Act of 1933, as amended.

    4. All other terms and conditions of the Stock Option Agreement shall remain in full force and effect.

    5. This Amendment may be executed in separate counterparts, and when so executed such counterparts shall constitute one instrument.

            [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be made and executed as of the date first written above.


                        UNITED STATIONERS INC.:



                        By: /s/Frederick B. Hegi, Jr.
                           ---------------------------------------
                             Frederick B. Hegi, Jr.
                             Chairman of the Board



                            /s/Steven R. Schwarz
                           ---------------------------------------
                             Steven R. Schwarz

                                UNITED STATIONERS INC.
                                MANAGEMENT EQUITY PLAN


                         AMENDMENT TO STOCK OPTION AGREEMENT



    This amendment ("Amendment") to the Stock Option Agreement (as defined below) is made and entered into as of the 1st day of June, 1997, between United Stationers Inc., a Delaware corporation (the "Company"), and Steven R. Schwarz (the "Optionee").


                                 W I T N E S S E T H


    WHEREAS, the Company and the Optionee entered into a stock option letter agreement dated October 2, 1995 (the "Stock Option Agreement");

    WHEREAS, under the Stock Option Agreement, the Company granted the Optionee an option to purchase 105,000 shares (as adjusted) of the Company's common stock, $.10 par value, under the United Stationers Inc. Management Equity Plan (the "Plan") at an exercise price of $12.50 per share (as adjusted) subject to increase by $.625 per share (as adjusted) on April 1, 1996 and on the first day of each calendar quarter thereafter in accordance with the terms of the Stock Option Agreement (the "Option");

    WHEREAS, the Option was subject to the approval by the Company's stockholders of amendments to the Plan and such amendments have been approved by the Company's stockholders;

    WHEREAS, the Company, United Stationers Supply Co. and the Optionee made and entered into an employment agreement as of June 1, 1997 (the "Employment Agreement"); and

    WHEREAS, in connection with the Employment Agreement, the Company and the Optionee have agreed to amend the Stock Option Agreement to reflect the provisions of the Employment Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows and effective as of the date first written above, the Stock Option Agreement is hereby amended as follows:


    1. Paragraph (5)(a) is hereby amended by adding a new clause after the first clause of paragraph (5)(a) to read as follows:

         notwithstanding the preceding clause and as provided in Section 6(g) of the Plan, during the period that the employment agreement by and among you, the Company, and United Stationers Supply Co. made and entered into as of June 1, 1997 (the "Employment Agreement") is in effect, the definition of good cause under this Paragraph (5)(a) shall be the same definition as the definition of Cause under the Employment Agreement.

    2. Paragraph (5)(d) is hereby amended by adding a new sentence after the first sentence of paragraph (5)(d) to read as follows:

         Notwithstanding the preceding sentence and as provided in Section 6(g) of the Plan, during the period that the Employment Agreement is in effect, if your employment is terminated pursuant to
         Section 11(d), 11(e) or 11(f) of the Employment Agreement, or if you voluntarily terminate your employment without Good Reason (as defined in the Employment Agreement), other than a termination of your employment due to death or Disability (as defined in the Employment Agreement), during the period beginning on the 180th day following the date of a Change in Control of Supply (as defined in the Employment Agreement) and ending on the 3rd anniversary of the date of such Change in Control of Supply, the option will terminate at the earlier of (i) the end of the
         Section 11(d) Severance Period (as defined in the Employment Agreement) or the Section 11(e) Severance Period (as defined in the Employment Agreement), as applicable, or (ii) upon expiration of this option as provided in paragraph (4) above.

    3. Paragraph (13) of the Stock Option Agreement is hereby amended by adding a new paragraph 13(f) to read as follows:

         (f) The Company intends that all shares received by you upon the exercise of the option shall be subject to an effective Form S-8 under the Securities Act of 1933, as amended.

    4. All other terms and conditions of the Stock Option Agreement shall remain in full force and effect.

    5. This Amendment may be executed in separate counterparts, and when so executed such counterparts shall constitute one instrument.

            [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the Company and the Optionee have caused this Amendment to be made and executed as of the date first written above.


                        UNITED STATIONERS INC.:



                        By: /s/Frederick B. Hegi, Jr.
                           ---------------------------------------
                             Frederick B. Hegi, Jr.
                             Chairman of the Board



                            /s/Steven R. Schwarz
                           ---------------------------------------
                             Steven R. Schwarz


                                          3